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                                                                    EXHIBIT 10.1

                      THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated effective as of June 8, 2001, is among ENCOMPASS SERVICES CORPORATION, a Texas corporation (formerly Group Maintenance America Corp., the "Company"), the Subsidiaries of the Company listed on the signature pages hereto as Guarantors (together with each other Person who subsequently becomes a Guarantor, collectively, the "Guarantors"), the banks and other financial institutions listed on the signature pages hereto under the caption "Banks" (together with each other person who becomes a Bank, collectively, the "Banks") THE CHASE MANHATTAN BANK (formerly Chase Bank of Texas, National Association), individually as a Bank and as Syndication Agent, FIRST UNION NATIONAL BANK, individually as a Bank and as Documentation Agent, and BANK OF AMERICA, N.A., individually as a Bank ("Bank of America") and as Administrative Agent for the other Banks (in such capacity, together with any other Person who becomes the administrative agent, the "Administrative Agent").

The Company, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent have entered into that certain Credit Agreement dated as of February 22, 2000 (as amended, restated, or modified from time to time, the "Credit Agreement").

The Company has requested that the Credit Agreement be amended in certain respects, and the Banks party hereto are willing to comply with such request subject to the terms and provisions of this Amendment.

     NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

                                   ARTICLE 2

                                  AMENDMENTS

     Section 2.1  Amendments to Section 1.01.

        (a) The following definitions appearing in Section 1.01 of the Credit Agreement are hereby amended to read in their entirety as follows:

          "Agreement" means this Agreement, as it may be amended from time to time.

          "Qualified High Yield Offerings" means one or more Designated issuances after June 8, 2001 and on or before September 1, 2001, of subordinated, unsecured debt securities by the Company and/or one or more of its Subsidiaries (which may be guaranteed by the Company and any of its Subsidiaries on a subordinated basis) in an
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     aggregate principal amount not to exceed $200,000,000 at any one time outstanding the terms of which are substantially identical to the BOSC Senior Subordinated Notes Indenture or are otherwise consented-to by the Majority Banks and that have (a) a maturity date after the Term Loan Maturity Date or the Tranche C Term Loan Maturity Date and (b) an average life to maturity greater than that of the Term Loans (as of the date of each such Qualified High Yield Offering).

        (b) The following additional definitions are added to Section 1.01 of the Credit Agreement to appear therein in their proper alphabetical order and to read in their entirety as follows:

         "Approving Banks" means Banks executing the Third Amendment and returning it to the Administrative Agent by 5:00 p.m. on June 12, 2001.

         "Designated" means that the Company has given the Administrative Agent a Designation Notice.

         "Designation Notice" means a written notice from the Company to the Administrative Agent to the effect that it desires to consummate Qualified High Yield Offerings and incur Indebtedness pursuant to Section 7.03(o) of this Agreement, which notice shall set out in detail the terms and conditions of the proposed Qualified High Yield Offerings.

         "Third Amendment" means the Third Amendment to this Agreement dated as of June 8, 2001.

     Section 2.2 Amendment to Section 2.07. Section 2.07 of the Credit Agreement is amended by adding the following clause thereto:

         "(vi) Prepayments from Qualified High Yield Offerings. Not later than the third Business Day following the date of receipt of the proceeds from Qualified High Yield Offerings, Borrower shall make a prepayment in respect of the Revolving Loans equal to the Net Proceeds thereof. Prepayments made pursuant to this clause (vi) shall not constitute a permanent reduction of the Revolving Loan Commitments."

     Section 2.3 Amendment to Section 7.13. Section 7.13 of the Credit Agreement is amended by deleting therefrom the words: "$60,000,000 or six percent (6%)" and inserting in lieu thereof the words "$80,000,000 or eight percent (8%)."

                                   ARTICLE 3

                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

     Section 3.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Company and the Banks agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable

THIRD AMENDMENT TO CREDIT AGREEMENT    2
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in accordance with their respective terms, except, in each case, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity regardless of whether such enforceability is sought in a proceeding in equity or at law.

     Section 3.2 Representations and Warranties. The Company hereby represents and warrants to the Banks that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Company and will not violate the certificate or articles of incorporation, other organizational documents or bylaws of the Company or any Guarantor; (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date); and (iii) no Default or Event of Default has occurred and is continuing.

                                   ARTICLE 4

                                 MISCELLANEOUS

     Section 4.1 Conditions to Effectiveness. This Amendment shall be effective upon the execution hereof by the Company, Majority Banks and the Administrative Agent and upon delivery to the Administrative Agent of each of the following documents:

        (a) Designation Notice. The Company shall have given a Designation
     Notice.

        (b) Consent of Majority Banks; Payment of Fee. (i) If the Qualified High Yield Offering is other than substantially identical to the BOSC Senior Subordinated Notes Indenture, the Majority Banks shall have consented in writing to the Qualified High Yield Offerings described in the Designation Notice and (ii) the Company shall have paid to the Administrative Agent for the ratable account of the Approving Banks a fully earned, non-refundable fee for the Third Amendment equal to five basis points times the Commitments of the Approving Banks.

        (c) Resolutions. Resolutions of the board of directors or other appropriate body of the Company and each Subsidiary certified by its Secretary or an Assistant Secretary or other analogous officer or representative which authorize the execution, delivery and performance by such Person of this Amendment and such other Loan Documents to be executed in connection herewith to which it is or is to be a party;

        (d) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary or other analogous officer or representative of the Company and each Subsidiary certifying as to the name of each officer or other representative of such Person (i) who is authorized to sign this Amendment or any Loan Documents to which such Person is or is to be a party (including any certificates contemplated herein), together with specimen signatures of each such officer or other representative, and (ii) who will, until replaced by other officers or representatives duly authorized for that purpose, act as its representative for the purposes of signing

THIRD AMENDMENT TO CREDIT AGREEMENT    3
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     documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby;

        (e) Articles or Certificates of Incorporation, etc. Certified copies of any amendments of or other changes to the articles or certificates of incorporation, certificate of formation, certificate of limited partnership, partnership agreement or other analogous constitutional document of the Company since May 10, 2000, certified by the Secretary of State or other applicable Governmental Authority of the state or other jurisdiction of incorporation or organization of the Company and dated as of a current date;

        (f) Bylaws. Certified copies of any amendments of or other changes to the bylaws or other analogous constitutional document of the Company since May 10, 2000, certified by the Secretary or an Assistant Secretary or other analogous officer or representative of such Person;

        (g) Government Certificates. Certificates of appropriate officials as to the existence and good standing, status or compliance, as applicable, of the Company in its jurisdiction of incorporation or organization and any and all jurisdictions where the Company is qualified to do business as a foreign corporation or other entity, each such certificate to be dated as of a current date;

        (h) Payment of Fees and Expenses. The Company shall have paid all fees and expenses of or incurred by the Administrative Agent and its counsel to the extent billed on or before the date hereof and payable pursuant to this Amendment;

        (i) No Prohibitions. No Governmental Requirement shall prohibit the consummation of the transactions contemplated by this Amendment or any other Loan Document to be delivered in connection herewith, and no order, judgment or decree of any Governmental Authority or arbitrator shall, and no litigation or other proceeding shall be pending or threatened which would, enjoin, prohibit, restrain or otherwise adversely affect the consummation of the transactions contemplated by this Amendment or the other Loan Documents to be delivered in connection herewith;

        (j) Opinion of Counsel. Opinion addressed to the Administrative Agent and the Banks from Bracewell & Patterson, L.L.P. and the General Counsel to the Company, as to such matters as the Administrative Agent may reasonably request; and

        (k) Proceedings Satisfactory. All matters and proceedings taken in connection with this Amendment and the other Loan Documents to be delivered in connection herewith shall be reasonably satisfactory to the Administrative Agent and its counsel.

Borrower shall deliver, or cause to be delivered, to the Administrative Agent sufficient counterparts of each agreement, document or instrument to be received by the Administrative Agent under this Section 4.1 to permit the Administrative Agent to distribute a copy of the same to each Lender.

     Section 4.2 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Banks or the

THIRD AMENDMENT TO CREDIT AGREEMENT    4
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Administrative Agent shall affect the representations and warranties or the right of the Banks or the Administrative Agent to rely upon them.

     Section 4.3 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     Section 4.4 Expenses of Agent. As provided in the Credit Agreement, the Company agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto.

     Section 4.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 4.6 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     Section 4.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Company, the Banks and the Administrative Agent and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

     Section 4.8 Counterparts. This Amendment may be executed in one or more counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 4.9 Effect of Waiver. No consent or waiver, express or implied, by the Banks to or for any breach of or deviation from any covenant, condition or duty by the Company or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 4.10 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 4.11 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR

THIRD AMENDMENT TO CREDIT AGREEMENT    5
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DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE
PARTIES HERETO.

     Section 4.12 Reaffirmation of Guaranty. The undersigned Guarantors of the obligations of the Company to the Banks under the Credit Agreement and the other Loan Documents each hereby: (i) consents to the execution and delivery of the foregoing Amendment, (ii) agrees that the Amendment shall not limit or diminish the obligations of the undersigned under the Credit Agreement as Guarantors,
(iii) reaffirms its obligations under its guaranty and (iv) agrees that the Guaranty remains in full force and effect and is hereby ratified and confirmed.

                            [Signature Pages Follow]

THIRD AMENDMENT TO CREDIT AGREEMENT    6
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                THE COMPANY:


                                ENCOMPASS SERVICES CORPORATION


                                By: /s/  TODD A. MATHERNE
                                ---------------------------------------
                                Name:  Todd A. Matherne
                                Title: Vice President

GUARANTORS:
-----------
A-1 Mechanical of Lansing, Inc.
          (successor by merger to New Construction Air Conditioning, Inc.) AA Advance Air, Inc.
AA Jarl, Inc.
A-ABC Appliance, Inc.
A-ABC Services, Inc.
Air Conditioning, Plumbing & Heating Service Co., Inc.
Aircon Energy Incorporated
Air Systems, Inc.
Airtron, Inc. (successor by merger to Air Conditioning Engineers, Inc.) Airtron of Central Florida, Inc.
American Air Company, Inc.
AMS Arkansas, Inc. (formerly Arkansas Mechanical Services, Inc.)
Atlantic Industrial Constructors, Inc.
B&R Electrical Services, Inc.
Barr Electric Corp.
Building One Commercial, Inc.
          (formerly Spann Building Maintenance Company)
Building One Service Solutions, Inc.
          (successor by merger to D&P Janitorial, Inc. and
           Direct Engineered Maintenance, Inc.)
BUYR, Inc.
Callahan Roach Products & Publications, Inc.
Cardinal Contracting Corporation
Central Air Conditioning Contractors, Inc.
Central Carolina Air Conditioning Company
Chapel Electric Co.
Charlie Crawford, Inc.
Clark Converse Electric Service, Inc.
Colonial Air Conditioning Company
Commercial Air Holding Company
Commercial Air, Power and Cable, Inc.
Conch Republic Corp.
Continental Electrical Construction Co.
Costa and Rihl, Inc.

THIRD AMENDMENT TO CREDIT AGREEMENT    7
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Costner Brothers, Inc.
Cramar Electric, Inc.
C.R. Hipp Construction Co., Inc.
Del-Air Service Company, Inc.
Delta Innovations, Ltd., a limited liability company,
           by Roth Companies Incorporated, its sole member
Divco, Inc.
Diversified Management Services U.S.A., Inc.
Dynalink Corporation
EDG Power Group, Inc.
EET Holdings, Inc.
Electrical Contracting, Inc.
Electrical Design & Construction, Inc.
Engineering Design Group, Inc.
Encompass Electrical Technologies Central Tennessee, Inc.
           (formerly Sullivan Electric, Inc.)
Encompass Electrical Technologies Eastern Tennessee, Inc.
           (formerly Advent Electric Co., Inc.)
Encompass Electrical Technologies - Florida, LLC,
           by EET Holdings, Inc., its sole member
Encompass Electrical Technologies Georgia, Inc.
           (formerly Regency Electric Company Atlanta Office, Inc.) Encompass Electrical Technologies Jacksonville, Inc.
           (formerly All Service Electric, Inc.)
Encompass Electrical Technologies North Carolina, Inc.
           (formerly Regency Electric Company Charlotte Office, Inc.) Encompass Electrical Technologies North Florida, Inc.
           (formerly Regency Electric Company Jacksonville Office, Inc.) Encompass Electrical Technologies of Nevada, Inc.
           (formerly Potter Electric Co., Inc., successor by merger to TSE Acquisition Corp.)
Encompass Electrical Technologies of New England, Inc.
Encompass Electrical Technologies Projects Group, Inc.
           (formerly Regency Electric Company Projects Group, Inc.) Encompass Electrical Technologies South Carolina, Inc.
           (formerly Atlantic Electric Company, Inc.)
Encompass Electrical Technologies Southeast, Inc.
           (formerly Regency Electric Company, Inc.)
Encompass Electrical Technologies Western Tennessee, Inc.
           (formerly Regency Electric Company Memphis Office, Inc.) Encompass Electrical Technologies of Texas, Inc.
           (formerly Walker Engineering, Inc., successor by merger to Electrical Associates of Dallas, Inc., Gentzler
           Electrical Contractors, Inc. and MH Technologies, Inc.) Encompass Facility Services, Inc.
           (formerly GroupMAC Facility Services, Inc.)
Encompass Global Technologies, Inc.
           (formerly GroupMAC Maryland Corp.)

THIRD AMENDMENT TO CREDIT AGREEMENT    8

Encompass Mechanical Services Southeast, Inc.
           (formerly Ivey Mechanical Company , Inc., successor by merger to Statewide Heating & Air Conditioning, Inc.)
Encompass Plumbing, Inc.
           (formerly Costa and Rihl Plumbing, Inc.)
Encompass Services Holding Corp. (formerly GroupMAC Holding Corp.)
Encompass Services Indiana L.L.C. (formerly GroupMac Indiana, L.L.C.)
           by Airtron, Inc., Cardinal Contracting Corporation, Paul E. Smith Co., Inc., and Roth Companies Incorporated, its sole members
Encompass Ind./Mech. of Texas, Inc.
           (formerly Trinity Contractors, Inc., successor by merger to Mechanical Interiors, Inc. and K&A Mechanical, Inc.)
ESR PC, L.P., by Conch Republic Corp., general partner
Evans Services, Inc.
FacilityDirect.com, LLC,
           by Building One Service Solutions, Inc., its sole member
The Farfield Company
Ferguson Electric Corporation
Fred Clark Electrical Contractor, Inc.
Gamewell Mechanical, Inc.
Garfield-Indecon Electrical Services, Inc.
Gilbert Mechanical Contractors, Inc.
Gregory Electric, Inc.
GroupMAC Texas, L.P.,
           by Encompass Services Holding Corp., general partner
Gulf States, Inc.
           (successor by merger to Brazosport Management, Inc.,
           G.S. Financial, Inc., G.S. Group, Inc., G.S.I. of California, Inc. and Testronics, Inc.)
Hallmark Air Conditioning, Inc.
HPS Plumbing Services, Inc.
Hungerford Mechanical Corporation
HVAC Services, Inc. (formerly Noron, Inc.)
Hydro Cooling, Inc.
Interstate Building Services, L.L.C.,
           by Building One Service Solutions, Inc., its sole member
Isla Morada, LLC, by Conch Republic Corp., its sole member
Ivey Mechanical Services, L.L.C.,
           by Encompass Mechanical Services Southeast, Inc., its sole member
K&N Plumbing, Heating and Air Conditioning, Inc.
Laney's, Inc.
The Lewis Companies, Inc.
Lexington/Ivey Mechanical Company, L.L.C.,
           by Encompass Mechanical Services Southeast, Inc., its sole member
Linford Service Co.
L.T. Mechanical, Inc.
MacDonald-Miller Co., Inc.

THIRD AMENDMENT TO CREDIT AGREEMENT    9
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MacDonald-Miller Industries, Inc.
MacDonald-Miller of Oregon, Inc.
MacDonald-Miller Service, Inc.
Masters, Inc.
Mechanical Services of Orlando, Inc.
Merritt Island Air & Heat, Inc.
National Network Services, Inc.
Oil Capital Electric, Inc.
Omni Mechanical Company
Omni Mechanical Services,
           by Omni Mechanical Company, general partner
Pacific Rim Mechanical Contractors, Inc.
Paul E. Smith Co., Inc.
Phoenix Electric Company
Pro Wire Security Systems, Inc.
Ray and Claude Goodwin, Inc.
Regency Electric Company South Florida Office, Inc.
Reliable Mechanical, Inc.
Riviera Electric of California, Inc.
Robinson Mechanical Company
           (successor by merger to J.D. Steward Air Conditioning, Inc. and Valley Wide Plumbing and Heating, Inc.)
Romanoff Electric Corp.
Roth Companies Incorporated
Sanders Bros., Inc. (successor by merger to McIntosh Mechanical, Inc.) Sequoyah Corporation
Sibley Services, Incorporated
SKC Electric, Inc.
SKCE, Inc.
S.L. Page Corporation
Snyder Mechanical
Southeast Mechanical Service, Inc.
Stephen C. Pomeroy, Inc.
Sterling Air Conditioning, Inc.
Sun Plumbing, Inc.
Taylor-Hunt Electric, Inc. (formerly Taylor Electric, Inc.)
Team Mechanical, Inc.
Tower Electric Company
           (successor by merger to Walter C. Davis & Sons, Inc.)
Town & Country Electric, Inc.
Tri-City Electrical Contractors, Inc.
Tri-M Corporation
           (formerly Tri-M Electrical Construction Corp., successor by merger to Tri-M Building Automation Systems Corp.,
           Tri-M Corporation, and Tri-M Holding Corp.)
Tri-State Acquisition Corp.
United Acquisition Corp.
United Service Alliance, Inc.
Van's Comfortemp Air Conditioning, Inc.

THIRD AMENDMENT TO CREDIT AGREEMENT
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Vantage Mechanical Contractors, Inc.
Vermont Mechanical, Inc.
Wade's Heating & Cooling, Inc.
Watson Electrical Construction Co.
Wiegold & Sons, Inc.
Willis Refrigeration, Air Conditioning & Heating, Inc.
Wilson Electric Company, Inc.
         (successor by merger to Chambers Electronic Communications, Inc.) Yale Incorporated


By:    /s/ GRAY H. MUZZY
       -------------------------------------
Name:  Gray H. Muzzy
Title: Vice President
       Acting on Behalf of Each of the Above

Encompass Management Co. (formerly
GroupMAC Management Co. and successor
by merger to Building One Mechanical Services, Inc.)


By:    /s/  GRAY H. MUZZY
       -------------------------------------
Name:  Gray H. Muzzy
Title: Vice President

Encompass Electrical Technologies - Rocky Mountains, Inc.
(formerly Riviera Electric Construction Co., successor by merger to Zwart, Inc.)

By:    /s/  DANIEL W. KIPP
       -------------------------------------
Name:  Daniel W. Kipp
Title: Vice President

ChiP Corp.
Wayzata, Inc.

By:    /s/  LAYNE ALBERT
       -------------------------------------
Name:  Layne Albert
Title: Vice President

THIRD AMENDMENT TO CREDIT AGREEMENT